Exhibit 99.1

Corporate Overview September 2014

Safe Harbor This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations and financial conditions of Amicus including but not limited to preclinical and clinical development of Amicus’ candidate drug products, cash runway, ongoing collaborations and the timing and reporting of results from clinical trials evaluating Amicus’ candidate drug products. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although Amicus believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Amicus’ forward-looking statements due to numerous known and unknown risks and uncertainties, including the “Risk Factors” described in our Annual Report on Form 10-K for the year ended December 31, 2013. All forward-looking statements are qualified in their entirety by this cautionary statement, and Amicus undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

Company Mission Amicus Therapeutics is a biopharmaceutical company at the forefront of developing next-generation medicines to treat a range of rare and orphan diseases, with a focus on improved therapies for Lysosomal Storage Disorders

Investment Highlights Strength of Clinical Programs and Breadth of Technology Platforms With Potential to Create Significant Value for Shareholders and Patients Living with LSDs First oral therapy for Fabry patients with amenable mutations Two positive Phase 3 studies WW rights EMA pre-submission meeting 4Q14 Advancing three next-gen ERTs into clinic in next three years Fabry Pompe MPS I Addressing common limitations of ERTs CHARTTM Optimized carbohydrates vIGF2 tagging

Advanced Product Pipeline INDICATION PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 REGULATORY REVIEW COMMERCIAL Fabry Disease Migalastat Parkinson’s Disease Novel Small Molecules Fabry Disease AT-B100 + Migalastat Pompe Disease AT-B200 (rhGAA) + Chaperone Mucopolysaccharidosis Type I Next-Generation ERT MONOTHERAPY NEXT-GENERATION ERTs 3 Next-Generation ERTs Expected to Enter Clinic in Next 3 Years Key:

Chaperone Technology Proposed Mechanism of Action Chaperone binds to and stabilizes endogenous mutant enzyme in ER Increases trafficking and lysosomal levels of active enzyme Chaperone binds to and stabilizes exogenous enzyme (ERT) in circulation Increases tissue uptake and lysosomal levels of active enzyme LOWERED SUBSTRATE Pharmacological chaperones are designed to stabilize a patient’s own enzyme or an infused ERT Monotherapy

ERT Targeting Technology Proposed Mechanism of Action Conjugation of vIGF2 peptide tag enhances drug targeting and uptake Increases tissue uptake and lysosomal levels of active enzyme Optimizes M6P-containing glycans for increased phosphorylation LOWERED SUBSTRATE Amicus’ has multiple targeting technologies to address the common challenges of ERT and increase the amount of ERT taken up into cells vIGF-2 Tagging Optimized Carbohydrates

Migalastat Monotherapy for Fabry Disease

Fabry Disease Overview Deficiency of lysosomal enzyme -Galactosidase A (-Gal A) GL-3 accumulation Heterogeneous (>800 known mutations) Symptoms include pain, gastrointestinal problems, angiokeratomas Leading causes of death are renal failure, cardiac failure, stroke Current ERT suboptimal Kidney GL-3 Fatal Lysosomal Storage Disease with Significant Unmet Needs Despite Available Treatment Options

Fabry Unmet Needs

Currently Approved ERTs Do Not Fully Address Fabry Disease

> **"Over 40 years of working with patients with Fabry disease…I believe there remains an unmet medical need among these patients."**

Robert Desnick, M.D.
Dean for Genetics and Genomic Medicine, Professor and Chairman Emeritus, Genetics and Genomic Sciences at Icahn School of Medicine at Mount Sinai

> **"Given the choice, I would use migalastat over ERT for the treatment of Fabry patients with amenable mutations."**

Raphael Schiffmann, M.D., M.H.Sc.
Investigator, Institute of Metabolic Disease, Baylor Research Institute

Current Treatment Limitations

- Long term ERT does not prevent disease progression[1]
- Burden of intravenous infusions
- Additional costs for hospital administration
- 50%-55% of patients in Fabrazyme clinical studies experienced at least 1 infusion-related reaction[2]
- IgG positive patients might have worse clinical outcome than IgG negative patients[3]

[1]Rombach, et al. 2013 [2]Fabrazyme PI [3]Deegan, et al. 2012

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Fabry Commercial Opportunity # of Fabry patients on treatment Sources: Analyst Reports, Company 10Ks, Market Research (est) (est) Market Size, Growth Rate and Limitations of Current Therapies Make Fabry a Compelling Market Opportunity Global Fabry Market ($993M in 2013) $993M in FY13 global ERT sales (Fabrazyme and Replagal) 5-10K diagnosed WW (51% female/49% male1) <50% of diagnosed patients are currently treated with ERT 30-50% of Fabry patients with amenable mutations 1Fabry Registry 2011;

Significant Underdiagnosis: Long-Term Growth Potential Index Patient 3-5 :1 Index Burton, LDN WORLD Symposium, 2012 Feb. Mechtler et al., The Lancet, 2011 Dec. Hwu et al., Hum Mutation, 2009 Jun Spada et al., Am J Human Genet., 2006 Jul Newborn screening supports significant underdiagnosis of Fabry disease with the majority of patients identified as having amenable mutations Newborn Screening Study # Newborns Screened # Confirmed Fabry Mutations % Amenable Burton, 2012, US 8,012 7 [1: ~1100] TBD Mechtler, 2011, Austria 34,736 9 [1: ~3,800] 100% Hwu, 2009, Taiwan 171,977 75 [1: ~2300] 75% Spada, 2006, Italy 37,104 12 [1: ~3100] 86% Historic published incidence 1:40,000 to 1:60,000

Global Registration Studies Assembling Robust Dataset to Maximize Chances for Global Approvals of Migalastat Monotherapy for Fabry Patients with Amenable Mutations Study 011 (FACETS) Study 012 (ATTRACT) 67 patients naïve to ERT Placebo-controlled (6 months) Primary endpoint: reduction in substrate (kidney GL-3) at 6 and 12 months Secondary endpoint: kidney function (eGFR and mGFR) and 12- and 24-months 60 ERT experienced patients Switch study – 36 patients switched to migalastat, 24 remained on ERT Primary endpoint: comparability to ERT based on eGFR and mGFR over 18 months

Phase 3 FACETS Study (Study 011) 67 patients 1:1 Randomization Stratified by gender Month 7-12 Open-Label Follow-Up Period Month 13-24 Placebo QOD Migalastat 150 mg QOD Open-Label Migalastat 150 mg QOD Slide 14 Month 0-6 Double-Blind Treatment Period Stage 1* Stage 2* Optional Extension** *GL-3 Substrate Measured by Histology in Kidney Biopsies **Clinical Outcomes Assessed, Including eGFR and Proteinuria 6-month primary endpoint: kidney interstitial capillary GL-3 12-month biopsy and 24-month clinical data (NEW DATA) Pre-Specified GLP HEK Amenable Subgroup Analysis

6-Month Post-Hoc Analysis
(Reported February 2014)

Statistically Significant Mean Change in Kidney Interstitial Capillary GL-3 Compared to Placebo (GLP HEK Amenable)*

Mean Inclusions Per Capillary[1]


0.4
0.2
0.0
-0.2
-0.4
Migalastat (n=25)
Placebo (n=20)
+0.07 ± 0.13
-0.25 ± 0.10
P=0.008²
Baseline
Month 6

*All patients with evaluable paired biopsies and amenable GLA mutations in GLP-validated HEK assay – post hoc at month 6 and pre-specified at month 12 [1]Data points are baseline corrected; represent mean ± standard error (SEM) change from baseline in the mean number of GL-3 inclusions per capillary after 6 months of treatment with migalastat or placebo. [2]Analysis of covariance (ANCOVA) model with covariate adjustment for baseline value and factors for treatment group and treatment by baseline interaction. P-value corresponding to least-square mean difference between migalastat and placebo is displayed.

15

12-Month Pre-Specified Primary Analysis

Statistically Significant Mean Change in Kidney Interstitial Capillary GL-3 in Patients Switching from Placebo to Migalastat HCl (GLP HEK Amenable)*

Mean Inclusions Per Capillary[1]



0.4
0.2
0.0
-0.2
-0.4
Migalastat -> Migalastat (n=25,22)
Placebo (n=20)
Placebo -> Migalastat (n=17)
+0.07 ± 0.13
P=0.013³
-0.31 ± 0.10
P=0.008²
-0.25 ± 0.10
+0.01 ± 0.011
Baseline
Month 6
Month 12

*All patients with evaluable paired biopsies and amenable GLA mutations in GLP-validated HEK assay – post hoc at month 6 and pre-specified at month 12 [1]Data points are baseline corrected; represent mean ± standard error (SEM) change from baseline in the mean number of GL-3 inclusions per capillary after 6 months of treatment with migalastat or placebo. [2]Analysis of covariance (ANCOVA) model with covariate adjustment for baseline value and factors for treatment group and treatment by baseline interaction. P-value corresponding to least-square mean difference between migalastat and placebo is displayed. [3]MMRM Pbo change M6 to M12.

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Disease Substrate in Plasma (Plasma Lyso-Gb3) Statistically Significant Reduction in Plasma Lyso-Gb3 at Month 6 and Month 12 Following Treatment with Migalastat (GLP HEK Amenable)* 5.0 -5.0 -10.0 -15.0 10.0 Plasma Lyso-Gb31 Baseline Month 6 +0.60 ± 2.4 -11.2±4.8 P=0.00332 -20.0 0.0 *Patients with amenable GLA mutations in GLP-validated HEK assay 1Baseline corrected. Error bars are SEM 2ANCOVA comparing migalstat to placebo in Stage 1 3ANCOVA comparing change from month 6 to month 12 in subjects switching from placebo to migalastat Month 12 +1.2 ±1.3 P<0.00013 Placebo -> Migalastat (n=13) Migalastat -> Migalastat (n=18,18) -15.5±6.2 Placebo (n=13) -25.0

GFR Remained Stable Over 18-24 Months (GLP HEK Amenable)* Annualized GFR (ml/min/1.73m2/yr) at Month 18 or 241 GFR Measure N* Mean (SEM) eGFR (CKD-EPI) 41 -0.30 (0.66) eGFR (MDRD) 41 0.79 (1.03) mGFR (iohexol) 37 -1.51 (1.33) Kidney Function: Annualized Glomerular Filtration Rate (GFR) *Patients with amenable GLA mutations in GLP-validated HEK assay 124 Months of Data in Subjects Treated with Migalastat from Baseline, 18 Months of Data in Subjects Switched from Placebo to Migalastat After 6 Months

Safety Summary – Study 011 Most Common Treatment Emergent Adverse Events (> 10% of Subjects) Adverse event Baseline to Month 6 Months 7-12 Open-Label Extension (Months 13-24) Placebo* (n=33) Migalastat (n=34) Placebo-Migalastat* (n=30) Migalastat (n=33) Placebo-Migalastat* (n=28) Migalastat (n=29) Any Event 91% 91% 80% 79% 86% 83% Headache 21% 35% 11% 10% Fatigue 12% 12% Nausea 9% 12% Nasopharyngitis 6% 15% Paresthesia 12% 9% Procedural Pain 10% 12% Proteinuria 18% 14% Bronchitis 11% 10% Migalastat Generally Safe and Well Tolerated *Subjects Received Placebo from Baseline to Month 6, Switched to Migalastat After Month 6

Phase 3 ATTRACT Study (Study 012) 60 patients Open-label 1.5:1 Randomization (Switch to Migalastat or Remain on ERT) Stratified by Gender, Proteinuria ERT QOW (Labeled Dose) Migalastat 150 mg QOD Open-Label Migalastat 150 mg QOD 18-Month Primary Treatment Period Optional 12-Month Extension Descriptive assessment of comparability for migalastat and ERT in eGFR and mGFR Overlap of 95% CI >50% Means within 2.2 mL/min/1.73 m2/yr Patients Randomized to Switch to Migalastat or Remain on ERT, with Option for All Patients to Receive Migalastat in Open-Label Extension

Study 012 Kidney Function: Annualized GFR at Month 181 Annualized rate of change in mGFR (ml/min/1.73 m2) Difference of mean annualized change in mGFR = -1.11 Migalastat n=34 ERT n=18 = -4.35 = -3.24 Difference of mean annualized change in eGFR CKD-EPI = +0.63 Annualized rate of change in eGFR (ml/min/1.73 m2) Migalastat n=34 ERT n=18 = -0.40 = -1.03 1 ANCOVA model [mITT]. Data represent LS means and 95% confidence intervals 100% Overlap of Migalastat Confidence Intervals with ERT Confidence Intervals

Disease Substrate in Plasma (Plasma Lyso-Gb3) Data points represent the mean, Error bars are SD; Based on subjects with available samples for this analysis No Change in Plasma Lyso-Gb3 over 18 months Following Switch From ERT to Migalastat in Subjects with Amenable Mutations In subjects with amenable mutations the plasma lyso-Gb3 levels were comparable for migalastat and ERT In two male subjects with non-amenable mutations plasma lyso-Gb3 increased following switch from ERT as compared to two (1M, 1F) who remained on ERT

Safety Summary – Study 012 Common AEs (>10%) Migalastat Was Generally Safe and Well-Tolerated Migalastat ERT N subjects 36 21 n subjects with TEAEs (%) 34 (94%) 20 (95%) Nasopharyngitis 33% 33% Headache 25% 24% Dizziness 17% 10% Influenza 14% 19% Abdominal Pain 14% 10% Diarrhea 14% 10% Nausea 14% 10% Back Pain 11% 14% Upper Respiratory Tract Infection 11% 5% Urinary Tract Infection 11% 5% Cough 8% 24% Vomiting 8% 14% Sinusitis 8% 14% Arthralgia 8% 10% Bronchitis 6% 14% Edema Peripheral 6% 10% Vertigo 3% 10% Dry Mouth 3% 10% Gastritis 3% 10% Pain In Extremity 3% 10% Dyspnea 3% 10% Procedural Pain - 10%

Migalastat Monotherapy Experience for Fabry Information as of August 2014. All patients are receiving investigational drug, migalastat HCl, as part of ongoing clinical trials *Retention defined as # of patients who completed a study and chose to enter extension, e.g., Study 011 12-mo into 24-mo extension Total patients who have ever taken migalastat: 143 Total patient years of therapy: (no drug-related SAEs) 377 Maximum years on therapy: 8.6 Average retention rate into next study: 96% * Patients taking migalastat today as only therapy: 97 97 Patients Today Take Migalastat HCl as Only Therapy for Fabry Disease1

Global Regulatory Strategy Totality of clinical data 8+ years of data in extension studies Complete data set from Phase 3 studies (011 and 012) Centralized Procedure underway EMA Pre-Submission Meeting planned for 4Q 14 Clear regulatory pathway Non-inferiority to ERT (Study 012) Pursuing Fastest Path to Approval for Migalastat

Key Milestones Timing Milestone 2Q14 12-month Study 011 data (kidney biopsies) 2Q14 24-month Study 011 data (clinical outcomes) 3Q14 18-month Study 012 data (kidney function) 4Q14 Additional 011, 012, and Phase 2 extension data 4Q14 EMA regulatory interaction 1Q15 FDA regulatory interaction

Next-Generation ERT for Pompe Disease

Pompe Disease Overview Deficiency of lysosomal enzyme GAA Age of onset ranges from infancy to adulthood Glycogen accumulation in muscle tissue Incidence 1:28,0001 Current ERT suboptimal Elevated Glycogen in Muscle Severe, progressive, fatal neuromuscular disease 1Evidence Report – Newborn Screening for Pompe Disease – June 2013 – HRSA.gov

Three Challenges with Pompe ERT

Activity/ Stability	Uptake/ Targeting	Tolerability / Immunogenicity
Rapid denaturation of ERT in pH of blood[1]	Low M6P receptor uptake into skeletal muscle[2] Majority of rhGAA is not delivered to lysosomes[2]	Infusion-associated reactions in ~50% of late-onset patients[3] High antibody titers shown to affect treatment outcomes[4,5]

[1]Khanna *et al.*, **PLoS ONE**, 2012; [2]Zhu et al., Amer. Soc. Gene Therapy, 2009 June; [3]Banati *et al.*, **Muscle Nerve**, 2011 Dec. ; [4]Banugaria *et al.*, **Gen. Med.**, 2011 Aug.; [5]de Vries *et al.*, **Mol Genet Metab.**, 2010 Dec.

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Pompe Development Strategy Binds to and stabilizes rhGAA Increases uptake of active enzyme into tissues Potential to improve tolerability and mitigate immunogenicity Enzyme uniquely engineered with high M6P content and optimized carbohydrate structures Peptide tag (variant of IGF-2, or vIGF-2) further enhances drug targeting and uptake Leveraging complementary technologies to address ERT challenges in Pompe disease Targeting Technology

CHART Human Proof-of-Concept: Phase 2 Pompe Co-Administration Study Co-Administration Consistently Increases Plasma Enzyme Levels and Tissue Uptake Compared to Myozyme/Lumizyme Alone1 1Kishnani, et al., A Phase 2a Study to Investigate Drug-Drug Interactions between Escalating Doses of AT2220 (Duvoglustat Hydrochloride) and Acid Alfa-Glucosidase in Subjects with Pompe Disease, LDN WORLD 2013 *Cohort 1 (AT2220 50 mg) muscle GAA activity not shown; 50 mg dose did not demonstrate meaningful change in tissue uptake (muscle) Plasma AUC GAA Activity Plasma AUC GAA Activity (hr*nmol/hr/mL) +133% +7% +25% Muscle GAA Activity (Day 3)* Cohort 2 100mg AT2220 (n=3) Cohort 3 250mg AT2220 (n=3) Cohort 4 600mg AT2220 (n=2)

CHART Preclinical Proof-of-Concept: AT2220 + Myozyme/Lumizyme (rhGAA)1 1Khanna, et al., Exploring the Use of a Co-formulated Pharmacological Chaperone AT2220 with Recombinant Human Acid Alpha-Glucosidase for Pompe Disease, LDN WORLD 2013 Skin 0 100 200 50 150 600 Heart Glycogen (ug/mg protein) 150 0 50 100 Untreated rhGAA 20 mg/kg rhGAA + AT2220 30 mg/kg Co-Formulation Results in Significantly Greater Tissue Uptake and Further Substrate Reduction Compared to Myozyme/Lumizyme Alone* rhGAA-Mediated Glycogen Reduction rhGAA Tissue Uptake Glycogen (ug/mg protein) Skin Heart 0.0 0.5 1.0 0 20 40 60 80 GAA Activity (nmol/mg protein/hr) GAA Activity (nmol/mg protein/hr) *Repeat-dose IV administration in GAA KO Mice

AT-B200: Next-Generation Pompe ERT (rhGAA) AT-B200 Has Demonstrated Significant Advantages in Preclinical Studies that May Be Further Improved By Co-Formulating with a Chaperone L6 Myoblast Uptake (Preliminary Results) 10000 8000 6000 4000 0 0 100 200 300 400 500 2000 Endogenous GAA levels Internalized GAA Activity (F460) GAA (nM) Lumizyme rhGAA AT-B200 AT-B200 + vIGF2 ~10x > Lumizyme >50x > Lumizyme *Do et. al, LDN WORLD 2014

ATB200 rhGAA Contains Higher M6P and Binds M6P Receptor Better Than Myozyme/Lumizyme Amicus Expertise and Capabilities Enabled Development of Proprietary rhGAA ERT (ATB200) with Optimal Glycosylation for Improved Drug Targeting Developed proprietary cell line for producing rhGAA (designated as ATB200) ATB200 has significantly higher M6P content than existing rhGAA ERTs ATB200 binds intended M6P receptor substantially better than standard of care ERT

# AT-B200: Next-Generation Pompe ERT (rhGAA) Updated Preclinical Proof-of-Concept

**AT-B200 Led to Further Glycogen Reduction Compared to Lumizyme in Preclinical Studies in GAA Knock-Out Mice**

## Residual Muscle Glycogen After ERT



Quadriceps
Glycogen (ug/mg protein)
400
300
200
100
0
Vehicle
Lumizyme (20 mg/kg)
ATB200 (10 mg/kg)
ATB200 (20 mg/kg)
ATB200 (20 mg/kg) + Chaperone
Triceps
Glycogen (ug/mg protein)
500
400
300
200
100
0
Vehicle
Lumizyme (20 mg/kg)
ATB200 (10 mg/kg)
ATB200 (20 mg/kg)
ATB200 (20 mg/kg) + Chaperone

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Next-Generation ERT for Fabry Disease

CHART Human Proof-of-Concept: Phase 2 Fabry Co-Administration Study Co-Administration with Fabrazyme or Replagal Leads to Consistent Increases in Active Plasma Enzyme Levels and Tissue Uptake1 1 Bichet, et al., A Phase 2a Study to Investigate the Effect of a Single Dose of Migalastat HCl, a Pharmacological Chaperone, on Agalsidase Activity in Subjects with Fabry Disease, LDN WORLD 2013. Plasma rhGLA Activity (Area Under Curve) Fabrazyme 1 mg/kg Fabrazyme 0.5 mg/kg Replagal 0.2 mg/kg Plasma AUC rhGLA Activity (hr*nmol/hr/mL) Mean Skin GLA Activity (Day 2) Mean Skin GLA Activity (pmol/mg/hr) Replagal 0.2 mg/kg (n=4) Fabrazyme 0.5 mg/kg (n=1) Fabrazyme 1 mg/kg (n=6) 0 1,000 2,000 3,000 4,000 5,000 ERT Alone ERT + migalastat 450 mg +127% +267% +77%

CHART Preclinical Proof-of-Concept: Next-Generation Fabry ERT Heart GL-3 *ATB100 designed to be biosimilar to Fabrazyme; **0 = wild-type, 100 = untreated KO mouse % Elevated > Wild-Type** % Elevated > Wild-Type** Kidney GL-3 A-Gal A Tissue Uptake GL-3 Substrate Reduction *ATB100 +/- Migalastat HCl in GLA Knock-Out Mice (Repeat-Dose IV Administration) Co-Formulation (ATB100 + Migalastat) Results in Significantly Greater Tissue Uptake and Further Substrate Reduction* ATB100 (1 mg/kg ) ATB100 (3 mg/kg) ATB100 (1 mg/kg ) ATB100 (3 mg/kg) Heart Kidney 4 3 2 0.8 0.6 0.4 0.2 0 -Gal A (nmol/mg protein/hr) ATB100 (1 mg/kg ) ATB100 (3 mg/kg ) ATB100 alone ATB100 + migalastat 2.5 2.0 1.5 1.0 0.5 0 -Gal A (nmol/mg protein/hr) ATB100 (1 mg/kg ) ATB100 (3 mg/kg ) ATB100 alone ATB100+ migalastat

3-in-3 Strategy: Pathway to Clinic Milestones Fabry Next-Generation ERT 1H14 Phase 1 study initiation of IV migalastat in healthy volunteers 4Q14-1Q15 Phase 1/2 study initiation Executing Strategy to Advance 3 Next-Generation ERTs into Clinic in Next 3 Years with Lead Programs in Fabry, Pompe and MPS I Milestones Pompe Next-Generation ERT 1Q14 Initial preclinical proof-of-concept presented at LDN WORLD Ongoing Longer-term preclinical proof-of-concept studies to optimize product for clinic with better tissue uptake and enzyme stability Ongoing Manufacturing scale-up activities 2H14 Selection of final drug candidate and begin IND-enabling studies 2015 Phase 1/2 study initiation

Current Financial Picture Financial Position June 30, 2014 July 2, 2014 Current Cash: $78.0M $98.4M 2014 net cash spend: $54-59M Cash runway: Into 2016 Capitalization Shares outstanding: 72,869,861 78,685,241 Successful Execution Under ATM Equity Financing Strengthens Balance Sheet and Provides Runway Under Current Operating Plan Into 2016

Corporate Overview September 2014